Exhibit 99.1

PART I

ITEM 1.	BUSINESS

General

Founded in 1985 and headquartered in Alpharetta, Georgia, we are a leading provider of innovative technology focused on the development, installation and delivery of solutions for managing site operations in the hospitality and retail industries. Our principal executive office is located at 3925 Brookside Parkway, Alpharetta, Georgia 30022 and our telephone number is (770) 576-6000.

We focus on delivering site systems, including point-of-sale, or POS, self-service kiosks, solution peripherals, mobile ordering and payment devices, back-office systems, site management technology and business services such as customer loyalty programs, electronic gift card management, comprehensive reporting systems management, electronic payment processing, centralized data management and ongoing maintenance and support services designed specifically for our three reportable segments: (1) Hospitality-Americas, (2) Retail & Entertainment-Americas and (3) International. For selected financial information about our business segments, see Note 14 to the consolidated financial statements contained elsewhere in this report. Our offerings include software products, site hardware, professional services and support services. Each product can be purchased independently or as a suite of integrated products to address the customer’s specific business needs. We believe these products and services enable our customers to drive top-line growth and improve bottom-line performance.

We offer best-of-breed solutions designed for ease of integration with operators’ existing infrastructures. Our technology enables hospitality and retail operators to improve customer service while reducing costs. Our solutions provide visibility and control at the site, field and headquarters levels. Additionally, we focus on addressing the unique requirements of the highly specialized environments in which our customers operate. These environments require a high degree of reliability, specialized functionality and peripheral compatibility. Using our point-of-sale, customer self-service, back-office technology and business services, our customers are able to improve customer service and loyalty, improve speed of service, increase revenue per transaction, and reduce fraud and shrink. Our full line of open, standards-based hardware allows operators to deploy advanced technology built specifically for the environment in which they operate.

We believe our current generation of point-of-sale, customer self-service and hand-held ordering and payment devices, which primarily utilize Windows Server, Windows 7, Windows Embedded, and Windows CE operating systems, represents an innovative platform based on an open, modular software and hardware architecture that offers increased functionality and stability compared to other systems in the marketplace.

Recent acquisitions, listed in order from most current to least current, are summarized below:

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In July 2008, we acquired Orderman GmbH (“Orderman”), one of the leading manufacturers of wireless handheld ordering and payment devices for the hospitality industry. Orderman has provided innovative mobile solutions since 1994, and distributes its solutions through a reseller network of partners that have deployed their handheld devices predominately in Europe. The results of these operations are reported under our International segment.

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In May 2008, we acquired substantially all of the assets of Jadeon, Inc. (“Jadeon”), one of our resellers in California. Jadeon had been delivering and supporting our hospitality point-of-sale solutions since 2001 and offered a full range of technology systems and implementation and support services throughout the West coast. The results of these operations are reported under our Hospitality-Americas segment.

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In April 2008, we acquired Hospitality EPoS Systems Ltd. (“Hospitality EPoS”), a technology supplier to the U.K. hospitality market. Hospitality EPoS provided capabilities for sales, implementation and support services and represented our Aloha suite of hospitality products. The results of these operations are reported under our International segment.

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In January 2008, we acquired Quest Retail Technology Pty Ltd. (“Quest”), a leading provider of point-of-sale and back office solutions to stadiums, arenas, convention centers, race courses, theme parks, restaurants, bars and clubs. The acquisition of Quest enables us to strengthen our presence in the stadium, park and arena marketplace, while expanding our installed terminal base. The results of these operations are reported under our Retail & Entertainment-Americas segment.

To the extent that we believe acquisitions, joint ventures and business partnerships can better position us to serve our current segments, we will continue to pursue such opportunities in the future.

Hospitality-Americas Segment

We provide integrated technology solutions that meet the needs of a wide variety of restaurant businesses in North and South America. Across the hospitality industry, we have multiple product lines that support the needs of fast food, delivery, quick service and table service restaurants. The majority of revenue in our Hospitality-Americas segment is derived from our Aloha suite of products.

Food service operators of all sizes face a highly competitive and challenging environment in which consumers demand convenience and great service while having an increasing number of dining options at their disposal. To meet these challenges, operators require new technology that enables them to improve their operations while reducing the total cost of ownership for their technology solution. We believe our technology precisely fills this need, providing the hospitality industry the most compelling and competitive solution offerings to date.

Our hospitality solutions are comprehensive, including store systems, corporate systems and supporting services. The store systems offering is comprised of innovative hardware, advanced point-of-sale software and related modules for automating store operations. These modules include applications for processing payments, serving takeout and delivery customers, improving kitchen production, enhancing guest management and enabling self-service kiosks and handheld ordering and payment devices. The corporate systems solution includes world-class data center hosting capabilities and software platforms. These provide enterprise-wide reporting and alerting, management of labor and inventory costs, loss prevention, store systems management, stored value and loyalty applications. When combined, the store systems and corporate systems solutions provide integrated functionality. The resulting capabilities allow operators of diverse sizes to achieve what we believe to be superior operational performance, while delivering exceptional consumer experiences. In addition to being tightly integrated, the components of our hospitality solutions are also modular and open, allowing operators to purchase components in stages, incorporating them into existing systems. This maximizes both customer choice and our opportunities to engage new customers. We believe this approach allows us to win the business of more customers and increase our share of their technology spending over time.

Support services include custom software development, consulting, help desk support and field services. One or more of these services is utilized by many of our customers in the hospitality industry, promoting the development of long-term relationships with highly satisfied customers. We sell our hospitality solution directly to large multi-unit operations with sophisticated requirements for corporate support. Smaller operators are served by our network of resellers – valuable business partners who best understand and serve the needs of local entrepreneurs.

Our back-office solutions are known as some of the industry’s easiest systems for customers to use. The combination of our back-office applications and the Aloha suite of products, including Aloha Quick Service POS and Aloha Table Service POS, Aloha Insight, Aloha Stored Value and Aloha Loyalty, create an end-to-end solution designed to help operators minimize operational costs and maximize profits.

Customers who have licensed or purchased our hospitality products and services include Back Yard Burgers, Benihana, Bruegger’s Enterprises, Burger King Corporation, Cafe Rio Mexican Grill, California Pizza Kitchen, CEC Entertainment, Checker’s Drive-In Restaurants, Chick-fil-A, Chipotle Mexican Grill, Choice Hotels International, Church’s Chicken, Clubcorp Financial Management Company, Cosi, Cowboys Stadium, Del Taco, Denny’s, Diedrich Coffee, Don Pablo’s, Dunkin’ Brands, Fatburger Corporation, Focus Brands, Hillstone Restaurant Group, Huddle House, Jamba Juice Company, Jason’s Deli, Joe’s Crab Shack Holdings, Johnny Rockets International, Krispy Kreme Doughnut Corporation, Landry’s Restaurants, Morton’s of Chicago, New World Restaurant Group, Noodles & Company, Peet’s Coffee & Tea, P.F. Chang’s China Bistro, Red Robin International, Rock Bottom Restaurants, Romano’s Macaroni Grill, Sbarro, Sizzler USA Restaurants, Smokey Bones, Ted’s Montana Grill, Texas Roadhouse, The Krystal Company, Wendy’s/Arby’s Group, Which Wich, Yoshinoya America and Zoe’s Kitchen.

Retail & Entertainment-Americas Segment

Our Retail & Entertainment-Americas segment provides store and office-oriented technologies for the automation of retail businesses in North and South America spanning from specialized retailers to large convenience store chains and point-of-sale solutions for entertainment venues including movie theaters, stadiums and arenas. Solutions provided include software, hardware and services, either as complete turn-key solutions or as point-of-sale solutions in a best-of-breed configuration. Our retail and entertainment solutions encompass point-of-sale systems, integrated back-office systems, fuel-dispenser controllers, self-service kiosks, site management technology, payment processing, systems management, and centralized data management.

Our resellers in the specialty retail business deliver our hardware platforms in conjunction with our CounterPoint software, which has been adapted to over 20 different retail concepts ranging from home and garden warehouses to shoe stores. In addition to a full solution for the traditional management of retail sites, CounterPoint also includes a substantial recurring revenue business based on service fees for credit card processing as well as internet retailing. CPGateway provides retailers with advanced high-speed credit processing while CPOnline enables a retailer to quickly augment brick-and-mortar sales with online operations.

Our technology for petroleum and convenience retailers is built to enable fuel operations, merchandise sales, foodservice, electronic payments and customer loyalty programs. Our solutions are designed to enhance speed of service in an easy-to-use, reliable format. Self-service is an area of great interest for our customers, particularly touch-screen ordering stations in convenience stores with sophisticated food and coffee offerings. Our fourth generation fuel control technology is helping retailers deliver high performance and innovation for their customers. Our software uses industry standards to interface with leading third party back-office and headquarters solutions.

In response to gross margin pressure on traditional categories, including fuel and tobacco, and enhanced competition for the convenience dollar from non-traditional sources, convenience retailers are changing business models and pursuing new revenue channels, including made-to-order food, specialty coffee programs and expanded services offerings. These changes have resulted in new growth opportunities for us as implementation of these programs requires additional automation for effective management.

High-volume retailers such as grocery stores, mass-merchants, warehouse clubs and others continue to add fuel and made-to-order food to their offerings and represent additional growth opportunities for us. As a result of the changes in the retail market, we believe that there will continue to be demand for the foreseeable future for our technology solutions. Our management also believes that, based on the success of technology in recent years and the positive return on investment seen by our customers, demand for new technology will continue from both new and existing customers.

Within our entertainment business, we believe we have a proven track record of delivering enhanced value for cinema operators, including offerings such as expanded concessions and foodservice, self-service ticketing and concessions, film management and gift card programs. With over 36,000 cinema screens at more than 6,100 sites in the United States, cinema operators are focused on implementing cost controls from headquarters. We believe that cinema operators can improve customer service and profitability by implementing integrated site and film management systems that enable them to speed customer transactions, reduce lines, manage inventory, and schedule labor to meet variations in traffic. Due to the lack of end user market growth and our high penetration in this market, we do not expect growth to occur in the cinema operator market over the near term, but believe this market has synergies with the stadium, park and arena marketplace.

Customers who have licensed or purchased our retail and entertainment products and services include Archiver’s, Batteries Plus, Clearview Cinemas, Coors Field (home of the Colorado Rockies), Dolphins Stadium, Elvis Presley Enterprises, Family Express, FedEx Field (home of the Washington Redskins), Harbor Freight Tools USA, Harkins Theatres, Hess Corporation, High’s of Baltimore, Holiday Stationstores, Invesco Field (home of the Denver Broncos), Kroger Corporation, Larry H Miller Megaplex Theatres, Live Nation, Mahoney’s Garden Center, Maverik Country Stores, Reading International, Relax the Back Corporation, Rutter’s Farm Stores, Sheetz, Shell Canada, Showcase Cinemas, Speedway SuperAmerica, Staples Center (home of the Los Angeles Lakers and Los Angeles Clippers), The Marcus Corporation, United Center (home of the Chicago Bulls and Chicago Blackhawks), The Field Museum,Wawa, Wrigley Field (home of the Chicago Cubs) and Yankee Stadium.

International Segment

The International segment includes our operations in Europe, the Middle East, Africa, Asia, Australia, and New Zealand outside of the Company’s other two segments and primarily focuses on restaurants and petroleum and convenience retailers. In the petroleum and convenience industry, the Company goes to market on a direct basis and works with major operators such as 7-Eleven Australia, ExxonMobil, Lukoil, PTT Retail Management, Repsol YPF and Royal Dutch Shell.

In the restaurant industry, the Company brings the Aloha suite of products to market both on a direct basis and through a network of resellers. Resellers cover geographies as diverse as Western Europe, the Middle East, North Africa, South Africa, Southeast Asia, Greater China, Australia and New Zealand. Some of the operators that Radiant serves, either on a direct basis or through our resellers, include numerous Burger King franchisees, Gloria Jean’s Coffees, Minor Food Group, Nando’s and Wendy’s/Arby’s Group.

In addition, the International segment includes the operations of Orderman, which is one of the leading manufacturers of wireless handheld ordering and payment devices for the hospitality industry. Approximately 200 third-party point-of-sale companies have interfaced their products with Orderman handhelds, which are distributed through a network of approximately 600 resellers, predominately in Europe. Beginning in 2010, we will be introducing additional products and services that that will enhance the value of the businesses of our system partners, resellers and end users.

Our international business and presence exposes Radiant to certain risks, such as currency, interest rate and political risks. With respect to currency risk, we transact business in different currencies primarily through our foreign subsidiaries. The fluctuation of currencies impacts sales and profitability. At times, sales and the costs associated with those sales are not denominated in the same currency.

Products and Services

We serve the global retail and hospitality industries with technology solutions that address their greatest automation needs. Managing businesses that range from a single store or restaurant, all the way to expansive global chains and the world’s largest sports stadiums, we provide software, hardware and services through a variety of channels and products. Our strategy is to provide targeted solutions for each market, with the common goal of assisting our customers’ efforts to increase revenue through more frequent consumer visits, greater revenues per visit, higher margins on each sale, faster transactions and more efficient site operations.

Point-of-Sale

Our point-of-sale systems increase speed and quality of service, minimize user training, and provide mission-critical reliability while delivering secure and personalized service to the consumer. The point-of-sale systems can be integrated with our back-office products or third party solutions. Our point-of-sale software runs on multiple open hardware platforms including IBM and NCR as well as our own hardware. Additionally, our point-of-sale hardware supports third-party point-of-sale software products that adhere to open standards. Our point-of-sale terminals offer an open architecture, retail-hardened design, comprehensive support and return-to-service programs, and run on Windows Server, Windows 7, Windows Embedded, and Windows CE. Quest Back Office is based on Microsoft SQL and operates on Windows Server products. However, the Quest POS terminals do not rely on commercial operating systems. This secure environment creates a simple, effective POS platform while reducing management and maintenance costs.

In the specialty retail market, our point-of-sale solutions have been adopted by resale partners for use in a wide variety of business formats, enabling a tighter fit to each retailer’s specific needs while expanding the possible market of buyers for our solution. In addition, we deliver value to retailers through an online store offering as well as a card payment processing service. Specifically for petroleum retail, our point-of-sale products are adapted to the needs of major oil companies, enabling them to deploy best practices in their multinational operations. Our entertainment solutions address specialized needs related to theater systems, from management of internet ticket sales to reserved seating.

The hospitality market point-of-sale solutions for various types of restaurants offers distinct value to our customers and resale partners. Speed and accuracy of orders are paramount in restaurant formats, as are labor and food production integration. Consumer preferences are driving automation for a broad range of service models, from drive-thru to curb-side pickup, counter service, and more. Consumer loyalty and gift cards are just two of the significant enhancements offered to our customers in recent years.

Customer Self-Service

Within many markets of the industries we serve, customer self-service has emerged as a preferred ordering and transaction method. Traditional capabilities such as online shopping and pay-at-pump are distinct value propositions delivered by our products. We have easy to use, consumer-activated touch screen systems that allow consumers to purchase tickets, place a food order, pay with a credit or debit card, redeem loyalty rewards, make product inquiries, and view promotions. Software development and consumer experience authoring tools integrate graphic media into a consumer-friendly application.

Our management believes consumer self-service kiosks allow business operators to accelerate speed of service, increase revenues through suggestive up-selling, increase order accuracy, capture consumer information at the point-of-sale, increase labor productivity, and respond quickly to changing consumer preferences. Our customer self-service products help operators create a uniform and repeatable approach to customer service while improving revenue.

Site-Management Systems

Operators in all of our segments have varying requirements for site-management systems, from the most basic site-based technology to the most advanced centralized back-office system. Our products are differentiated based on the needs of the different operating models of our customers and integrated into other components of the enterprise operation.

MenuLink and Quest Enterprise Manager back-office solutions help operators run a more profitable business through the delivery of tools and critical information needed to help reduce food and labor costs and improve customer service and management efficiency. Our enterprise site-management products offer comprehensive back-office functionality that includes inventory and recipe management, purchasing, labor management, cash management and reporting.

Products such as Radiant Site Manager and CounterPoint SQL focus on specific retailer needs such as multi-site inventory management or fuel reconciliation, while leveraging open standards for integration to other components of the retailer enterprise.

Software Services

The delivery of software as a subscribed service with a recurring fee has become a significant enhancement to our value proposition and business flexibility in support of our customers. This model allows customers to use our software without requiring them to use their own hardware system capacity or maintain the software application on their own servers and is available on a monthly fee basis. Our Hosted Solutions product suite is designed to give restaurant operators tools to capitalize on revenue opportunities and prevent unnecessary costs or losses. Hosted Solutions is comprised of the following products and services: Aloha Insight, Aloha Restaurant Guard, Aloha Command Center, Aloha Stored Value, Aloha Loyalty, Aloha Online Ordering, CPOnline and Radiant Payment Services, which are briefly described as follows:

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Our hospitality business has a large base of customers who subscribe to our proprietary gift card branding program, Aloha Stored Value. The integrated card-based loyalty solution, Aloha Loyalty, is also offered to restaurant operators on a recurring fee basis.

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Aloha Insight is an intelligent above-store application that offers multi-unit consolidated reporting for restaurants, including business alerts, drill-down capabilities, as well as accounting and payroll interfaces. It specifically increases visibility and control of a restaurant’s operations from anywhere at any time.

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Building upon the intelligence of Aloha Insight, Aloha Restaurant Guard was created in 2009 as a unique application designed to deter employee theft. The product imports and analyzes a restaurant’s transaction data on a daily basis and identifies potential theft by finding known scam patterns and statistical variances. We believe Aloha Restaurant Guard greatly improves upon a restaurant’s operational intelligence and security.

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Aloha Command Center is considered the backbone for many new Radiant products, as it provides real-time connection to all stores for support and deployment services. This powerful tool provides proactive alerts to solve many operational issues faster. It also allows businesses to deploy new software versions rapidly and automatically.

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Aloha Online Ordering is a new integrated web ordering application for restaurants. Consumers can place restaurant orders remotely in real-time, ensuring convenience and security and ultimately improving guest satisfaction.

•	In the specialty retail business, our CPOnline product enables a retailer to move from bricks-and-mortar to being a full-featured online retailer through a simple managed service.

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Radiant Payment Services, or RPS, is a solution aimed at selling and servicing electronic payment processing to restaurant operators and specialty retailers. RPS enhances our current solutions by providing an integrated, turnkey payment processing solution for a wide variety of payment methods including credit, debit and gift card payments. The objective of RPS is to raise the level of customer service that is provided to business owners and operators by providing competitive and transparent pricing, increased accountability from a single vendor and the highest level of security for customer data and credit card transactions.

Professional Services

Professional services are an essential component of our solution for direct customers and include such service offerings as consulting, custom development, training, installation and integration. Our professional services play a critical role in the successful design, implementation, application, installation and integration of our solutions.

The market for our professional services is competitive. We believe that we excel in the principal competitive factors including product quality, reliability, performance, price, vendor and product reputation, financial stability, features and functions, ease of use, quality of support, and degree of integration effort as compared with competitors’ systems.

Maintenance and Customer Support

We offer customer support on a 24-hour basis, a service that historically has been purchased by a majority of our customers and which also entitles the customer to product upgrades. We can remotely access customers’ systems in order to perform quick diagnostics and provide on-line assistance. Additionally, we offer customers hardware and software maintenance and unspecified software enhancements. In some cases, hardware support is provided by third parties. We focus on providing quality service and ensuring a first-time fix for any technical issue with our hardware. Our hardware maintenance program also provides flexible solutions and can be customized to meet specific customer needs. Our software maintenance program offers modifications and enhancements to our software products, including updates and corrections. We have historically had a high rate of renewal on these maintenance and support contracts.

Sales and Marketing

We sell our products and services through two distinct channels: (1) direct and (2) indirect. To address the direct channel, our sales personnel focus on selling our technology solutions to large customers, typically those with more than 50 locations or sites with more than 50 POS terminals, both domestically and internationally. The indirect channel represents small to medium-sized customers and is addressed by third-party resellers, whom we also refer to as channel partners.

Through a focused and dedicated sales effort designed to address the requirements of our business segments, we believe our sales force is positioned to understand our customers’ businesses, trends in the marketplace, competitive products and opportunities for new product development. This allows us to take a consultative approach to working with customers.

Over the last several years, we have seen an increase in the portion of revenues derived from small businesses within all of our segments. This increase is due to our increased investments in developing relationships with third-party resellers to distribute our products to small to medium-sized operators. We accelerated the development of these relationships in recent years through acquisitions in all of our segments.

While serving and meeting the expectations of direct customers remains a top priority, we intend to serve the needs of all operators within our segments. To better serve the small to medium-sized customer, we will continue to develop the reseller channel and package solutions in a manner that is easy for operators to afford, implement and support. Our strategy is to deliver feature-rich products that are easy to implement and support, establish a strong presence within critical franchised brands, and support resellers with strong operational tools.

During the fiscal years ended December 31, 2009, 2008 and 2007, our revenues from countries outside the United States accounted for approximately 16%, 14% and 13%, respectively, of total revenues. Our management believes that this percentage can be increased substantially in the coming years. The growing number of large, multi-national companies which are among our major North American customers, together with our successful record of implementing solutions with retailers in Western Europe, Eastern Europe and Asia, position us to make additional progress internationally in the future. Additionally, the majority of our current business outside the United States has been in the petroleum and convenience retail market. Our management believes there is opportunity for significant growth outside the United States in other industries we serve. Currently, we have a total of 227 employees in Europe, Asia and Australia. We have executed major projects in Aruba, Australia, Brazil, Canada, Cayman Islands, Chile, Colombia, the Czech Republic, El Salvador, Guatemala, Honduras, Hong Kong, Hungary, Jamaica, Japan, Macau, Malaysia, Mexico, Panama, Poland, Portugal, Puerto Rico, Slovakia, Spain, Sweden, Switzerland, Thailand, Trinidad and Tobago and the United Kingdom. We currently have offices in Australia, Austria, China, Czech Republic, Singapore, Spain and the United Kingdom. We have more than 600 international resellers who market and support one or more of our product lines in Africa, Asia, Australia, Europe, Latin America, the Middle East and South America.

To date, our primary marketing objectives have been to increase awareness of our technology solutions and generate sales leads. To this end, we attend industry trade shows, conduct direct marketing programs, and selectively advertise in industry publications. We intend to increase our sales and marketing activities both domestically and internationally. Additionally, we intend to continue expanding an independent distribution network to sell and service our products to certain segments of the domestic and international markets.

Our business is usually seasonal and cyclical in nature, based on the capital equipment investment patterns of our customers. These expenditure patterns are based on many factors, including customer capital expenditure budget constraints, the development of new technologies, global and regional economic conditions, changes in the pricing and promotion policies of us and our competitors, and domestic and international holidays.

During the fiscal years ended December 31, 2009, 2008 and 2007, no one customer made up 10% or more of our revenues. We are party to certain contracts with the U.S. Government, which contain standard termination for convenience clauses. We do not anticipate any material adverse financial impact if the U.S. Government elects to exercise its rights under these termination clauses.

Product Development

The products sold by us are subject to rapid and continual technological change. Products available from us, as well as from our competitors, have increasingly offered a wider range of features and capabilities. We believe that in order to compete effectively in our selected markets, we must provide compatible systems incorporating new technologies at competitive prices. In order to achieve this, we have made a substantial ongoing commitment to research and development. During the fiscal years ended December 31, 2009, 2008 and 2007, we incurred approximately $26.3 million, $28.9 million and $26.2 million, respectively, in product development costs, which includes software costs that were capitalizable in nature.

Our software architecture is based on open platforms and is modular, thereby allowing it to be phased into a customer’s operations. We have developed numerous applications running on Microsoft Windows-based platforms, including Windows Server, Windows 7, Windows Embedded, and Windows CE. The software architecture of many of our products incorporates Microsoft’s Component Object Model, providing an efficient environment for application development.

In order to remain competitive, we are currently designing, coding and testing a number of new products and developing expanded functionality of our current products. In addition, we strive to achieve compatibility between our products and products that are, or that we believe will become, popular and widely adopted.

Manufacturing, Raw Materials and Supplies

Our manufacturing activities consist primarily of assembling various commercial and proprietary components into finished systems near our headquarters in Georgia, and in locations in Austria and Australia. Manufacturing requires some raw materials, including a wide variety of mechanical and electrical components, to be manufactured to our specifications. We use numerous companies to supply parts, components and subassemblies for the manufacture and support of our products. Although we strive to assure that parts are available from multiple qualified suppliers, this is not always possible. Accordingly, some key parts may be obtained only from a single supplier or a limited group of suppliers. We have sought, and will continue to seek, to minimize the risk of production and service interruptions and/or shortages of key parts by: (1) qualifying and selecting alternate suppliers for key parts; (2) monitoring the financial condition of key suppliers; (3) maintaining appropriate inventories of key parts; and (4) qualifying new parts on a timely basis.

Market Background and Trends

Successful hospitality and retail operators across the globe increasingly require information systems that capture detailed consumer activity data at the point-of-sale, and store and transport that data in an easy-to-access fashion. Early technology innovators in the hospitality and retail industries deployed robust, integrated information systems at the point-of-sale and used the information to react quickly to changing consumer preferences, ultimately gaining market share in the process. In addition, integrated information systems helped these early innovators achieve operational efficiencies. Many large hospitality and retail companies have followed suit by investing in proprietary information systems.

For many types of operators, however, this type of information system does not make economic or business sense. In particular, merchants with a large number of relatively small sites, such as convenience stores, petroleum retail sites, restaurants and entertainment venues, generally have not been able to develop and deploy sophisticated, enterprise-wide information systems on a cost effective basis. Economic and standardization problems for these businesses are exacerbated by the fact that many sites operate as franchises, dealerships or under other decentralized ownership and control structures. Without an investment in technology, these operators continue to depend on labor and paper to process transactions. Our management believes that high labor costs, lack of centralized management control of distributed sites, and inadequate informational reporting, together with emerging technology trends, have caused many of these businesses to reexamine how technology solutions can benefit their operations.

Typically, the existing information systems in these industries consist of stand-alone devices such as cash registers or other point-of-sale systems with little or no integration with either the back-office of the site or an enterprise-wide information system. Implementation of information systems providing this functionality typically involves multiple vendors and an independent systems integration firm. The resulting proprietary solutions are often difficult to support and have inherently high risks associated with implementation. Our management believes that technology solutions that are highly functional and scalable, and relatively inexpensive and easy to deploy, are critical for successful penetration in these markets.

In the absence of an integrated solution, operators in these markets typically rely on manual reporting to capture data on site activity and disseminate it to different levels of management. Basic information on consumers (i.e., who they are, when they visit and what they buy) is not captured in sufficient detail, at the right time, or in a manner that can be communicated easily to others in the organization. Similarly, information such as price changes does not flow from headquarters to individual sites in a timely manner. In addition, communications with vendors often remain manual, involving paperwork, delays and other process-related problems.

Recent trends in the global hospitality and retail industries have accelerated the need for timely information and have heightened demand for feature-rich operational systems. Based in part upon industry association reports and other studies, as well as our experience in marketing our products, we believe consumer preferences have shifted away from brand loyalty toward value and convenience, creating a greater need for timely data concerning consumer buying patterns and preferences. We also believe that convenient consumer-activated ordering and payment systems, such as automated kiosks, ATMs, voice response units and “pay at the pump” systems have become important to retailers, food service providers, and cinema operators that wish to retain and build a customer base. Additionally, through the use of integrated systems, we believe our customers can improve operational efficiencies through better management of inventory, purchasing, merchandising, pricing, promotions and shrinkage control. Our management believes that the ability to provide tight system integration to a variety of industry standard back-office solutions can enable customers to improve control and enforce best practices across operational sites. Furthermore, our management believes that the constant flow of information among the point-of-sale, back-office, headquarters and supply chain has become a key competitive advantage in the hospitality and retail industries, resulting in operators demanding more sophisticated and easily integrated solutions from their systems vendors. In a parallel development, technological advances have improved the capability of information systems that are available. With the price of computing power declining, technology investments have become economically feasible for many hospitality and retail businesses. Furthermore, computing power has become increasingly flexible and distributable, facilitating data capture and processing by applications located at the point-of-sale. Also, front-end graphical user interfaces have made systems easier to use, which reduces training time and transaction costs and facilitates more types of consumer-activated applications.

The demand drivers for our products and services include new store openings, change in store ownership and the upgrade of existing technology in existing locations. Changes in the economic climate have historically impacted these demand drivers. For instance, the current economic environment has resulted in fewer new store openings and therefore demand has declined in this area. In contrast, a greater emphasis on increasing performance of existing locations through revenue growth and cost management has led to demand for technology replacement and for add-on sales of solutions to existing customers. In addition to the above demand factors, the availability of financing has become an important factor for many potential customers. The tightened credit markets have made it more difficult for certain operators to invest in technology and could result in reduced demand until the credit markets recover.

Security has become a driving factor in our business as our customers try to meet ever escalating governmental requirements directed toward the prevention of identity theft as well as operating safeguards imposed by the credit and debit card associations. In September 2006, these card associations established the PCI Security Standards Council to oversee and unify industry standards in the areas of credit card data security. We believe we are a leader in providing systems and software solutions that meet the payment application requirements and will continue to help the industry define new standards across the payment process, educate businesses on how to reduce theft by meeting the Payment Card Industry Data Security Standard (PCI DSS) requirement process, and build new technologies outside its point-of-sale software to combat theft.

Competition

The markets in which we operate are intensely competitive. We believe the principal competitive factors include product quality, reliability, performance, price, vendor and product reputation, financial stability, features and functions, ease of use, quality of support and degree of integration effort required with competitor systems.

We believe we are uniquely positioned with our exclusive focus on providing site management systems for hospitality and retail businesses across the globe. Further, we believe our ability to commercialize our technology and continually improve our products, processes and services, as well as our ability to develop new products, enable us to meet continually evolving customer requirements. Our competitors include International Business Machines, Corp., NCR Corporation, Casio, Dell, VeriFone, Inc., Dresser, Inc., Retalix, Ltd., Pacer/CATS (owned by Clarity Commerce Solutions plc), Micros Systems, Inc., Par Technology Corporation, POSitouch, Panasonic, The Pinnacle Corporation, Agilysys, RetailPro, JDA Software, Epicore and others that provide point-of-sale and site management systems with varying degrees of functionality.

We could also be faced with new market entrants attempting to develop fully integrated systems targeting the retail industry. We believe the risk of this happening is small due to the significant amount of time and effort required to create point-of-sale and back-office headquarters-based management systems, and due to the detailed knowledge required of a retailer’s operations at local sites and headquarters in order to duplicate the functionality of these products.

In the market for consulting services, we compete with various companies. Many of our existing competitors, as well as a number of potential new competitors, have significantly greater financial, technical and marketing resources than us.

Proprietary Rights

Our success and ability to compete is dependent in part upon our proprietary technology, including our software source code. To protect our proprietary technology, we rely on a combination of trade secret, nondisclosure, copyright and patent law, which may afford only limited protection. In addition, effective copyright and trade secret protection may be unavailable or limited in certain foreign countries. Although we rely on the limited protection afforded by such intellectual property laws, we also believe that factors such as the technological and creative skills of our personnel, new product developments, frequent product enhancements, name recognition and reliable maintenance are essential to establishing and maintaining a technology leadership position. We presently have six patents pending. The source code for our various proprietary software products is protected both as a trade secret and as a copyrighted work. We generally enter into confidentiality or license agreements with our employees, consultants and customers, and generally control access to, and distribution of, our documentation and other proprietary information. Although we restrict customers’ use of our software and do not permit the unauthorized resale, sublicense or other transfer of such software, there can be no assurance that unauthorized use of our technology will not occur.

Despite the measures taken by us to protect our proprietary rights, unauthorized parties may attempt to reverse engineer or copy aspects of our products or to obtain and use information that we regard as proprietary. Policing unauthorized use of our products is difficult. In addition, litigation may be necessary in the future to enforce our intellectual property rights, such as our trade secrets, to determine the validity and scope of our or others’ proprietary rights, or to defend against claims of infringement or invalidity. Such litigation could result in substantial costs and diversion of resources and could have a material adverse effect on our business, operating results and financial condition.

Certain technology used in conjunction with our products is licensed from third parties, generally on a non-exclusive basis. These licenses usually require us to pay royalties and fulfill confidentiality obligations. We believe that there are alternative sources for each of the material components of technology licensed by us from third parties. However, the termination of any of these licenses, or the failure of the third-party licensors to adequately maintain or update their products, could result in a delay in our ability to ship certain of our products while we seek to implement technology offered by alternative sources. Any required alternative licenses could prove costly. Also, any such delay, to the extent it becomes extended or occurs at or near the end of a fiscal quarter, could result in a material adverse effect on our business, operating results and financial condition. While it may be necessary or desirable in the future to obtain other licenses relating to one or more of our products or relating to current or future technologies, there can be no assurance that we will be able to do so on commercially reasonable terms or at all.

There can be no assurance that we will not become the subject of infringement claims or legal proceedings by third parties with respect to our current or future products. Defending against any such claim could be time-consuming, result in costly litigation, cause product shipment delays or force us to enter into royalty or license agreements rather than dispute the merits of such claims. Moreover, an adverse outcome in litigation or similar adversarial proceeding could subject us to significant liabilities to third parties, require the expenditure of significant resources to develop non-infringing technology, require disputed rights to be licensed from others or require us to cease the marketing or use of certain products, any of which could have a material adverse effect on our business, operating results and financial condition. To the extent we desire or are required to obtain licenses to patents or proprietary rights of others, there can be no assurance that any such licenses will be made available on terms acceptable to us, if at all. As the number of technology products in the industries we serve increases and the functionality of these products further overlaps, we believe that technology providers may become increasingly subject to infringement claims. Any such claims against us, with or without merit, as well as claims initiated by us against third parties, could be time consuming and expensive to defend, prosecute or resolve.

Employees

As of December 31, 2009, we employed 1,310 people. Other than our employees in Salzburg, Austria who are represented by a trade group, none of our employees are represented by a collective bargaining agreement nor have we experienced any work stoppages. We consider our relations with our employees to be good.

Foreign Operations

For information regarding sales and long-lived assets attributable to domestic and foreign operations, please refer to the information presented in Note 14 in the notes to our consolidated financial statements presented in Part II, Item 8 of this report.

Environmental Matters

We believe that we are in compliance in all material respects with all applicable environmental laws and presently do not anticipate that such compliance will have a material effect on our future capital expenditures, earnings or competitive position with respect to any of our operations.

Available Information

Radiant maintains a website at www.radiantsystems.com. Radiant makes available free of charge its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K on its website as soon as practicable after such reports are filed with the SEC. These filings can be accessed through the ‘Investor Relations’ page on Radiant’s website at www.radiantsystems.com. Radiant’s common stock is traded on The NASDAQ Stock Market under the symbol “RADS.”